UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-06071

DWS INSTITUTIONAL FUNDS

(FORMERLY SCUDDER INSTITUTIONAL FUNDS)

(Exact Name of Registrant as Specified in Charter)

One South Street, Baltimore, Maryland 21202

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	12/31/2005

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2005

Semiannual Report
to Shareholders

DWS Commodity Securities Fund

(formerly Scudder Commodity Securities Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Recent Development

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund concentrates its investments in commodities, which are long-term investments and should be considered part of a diversified portfolio. Because the fund concentrates its investments in securities related to commodities, market price movements, regulatory changes and economic changes as well as adverse political or financial factors could have a significant impact on the fund's performance. The commodity-linked structured notes, futures contracts and swap agreements in which the fund expects to invest have substantial additional risks, including risk of loss of a significant portion of their principal value and liquidity risk, as well as the risk of greater volatility. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Furthermore, there are additional risks associated with investing in non-US companies, emerging markets and aggressive growth stocks, which are more fully explained in the prospectus.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2005

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Total Returns (Unadjusted for Sales Charge) as of 12/31/05
DWS Commodity Securities Fund	6-Month*	Life of Fund*
Class A	12.22%	16.48%
Class B	11.85%	15.76%
Class C	11.85%	15.76%
Goldman Sachs Commodity Index+	7.76%	10.71%
MSCI World Energy Index+	10.07%	10.95%
MSCI World Materials Index+	23.26%	11.50%
Blended Index+	12.53%	12.42%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on February 14, 2005. Index returns begin February 28, 2005. Returns are not annualized.

Total Returns (Unadjusted for Sales Charge) as of 12/31/05
DWS Commodity Securities Fund	6-Month*	Life of Fund*
Institutional Class	12.37%	16.64%
Goldman Sachs Commodity Index+	7.76%	10.71%
MSCI World Energy Index+	10.07%	10.95%
MSCI World Materials Index+	23.26%	11.50%
Blended Index+	12.53%	12.42%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on February 14, 2005. Index returns begin February 28, 2005. Returns are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 12/31/05	$ 11.53	$ 11.48	$ 11.47	$ 11.52
6/30/05	$ 10.37	$ 10.34	$ 10.34	$ 10.37
Distribution Information: Six Months: Income Dividends as of 12/31/05	$ .02	$ —	$ —	$ .05
Capital gains as of 12/31/05	$ .096	$ .096	$ .096	$ .096
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Commodity Securities Fund — Class A [] Goldman Sachs Commodity Index+ [] MSCI World Energy Index+ [] MSCI World Materials Index+ [] Blended Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 12/31/05
DWS Commodity Securities Fund		Life of Fund*
Class A	Growth of $10,000	$10,979
	Total return	9.79%
Class B	Growth of $10,000	$11,176
	Total return	11.76%
Class C	Growth of $10,000	$11,476
	Total return	14.76%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 14, 2005. Index returns begin February 28, 2005.

Comparative Results (Adjusted for Maximum Sales Charge) as of 12/31/05
DWS Commodity Securities Fund		Life of Fund*
Goldman Sachs Commodity Index+	Growth of $10,000	$11,071
	Total return	10.71%
MSCI World Energy Index+	Growth of $10,000	$11,095
	Total return	10.95%
MSCI World Materials Index+	Growth of $10,000	$11,150
	Total return	11.50%
Blended Index+	Growth of $10,000	$11,242
	Total return	12.42%

The growth of $10,000 is cumulative.

+ The Blended Index consists of the returns for the Goldman Sachs Commodity Index (50%), MSCI World Energy Index (25%), and the MSCI World Materials Index (25%). The Goldman Sachs Commodities Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. Indices are calculated using closing market prices and convert to US dollars using the London close foreign exchange rates. All of these indices assumes reinvestment of all distributions and do not reflect the expenses of managing a fund. It is not possible to invest directly in an index.

* The Fund commenced operations on February 14, 2005. Index returns begin February 28, 2005.

Growth of an Assumed $1,000,000 Investment
[] DWS Commodity Securities Fund — Institutional Class [] Goldman Sachs Commodity Index+ [] MSCI World Energy Index+ [] MSCI World Materials Index+ [] Blended Index+

Comparative Results as of 12/31/05
DWS Commodity Securities Fund		Life of Fund*
Institutional Class	Growth of $1,000,000	$1,166,400
	Total return	16.64%
Goldman Sachs Commodity Index+	Growth of $1,000,000	$1,107,100
	Total return	10.71%
MSCI World Energy Index+	Growth of $1,000,000	$1,109,500
	Total return	10.95%
MSCI World Materials Index+	Growth of $1,000,000	$1,115,000
	Total return	11.50%
Blended Index+	Growth of $1,000,000	$1,124,200
	Total return	12.42%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on February 14, 2005. Index returns begin February 28, 2005.

+ The Blended Index consists of the returns for the Goldman Sachs Commodity Index (50%), MSCI World Energy Index (25%), and the MSCI World Materials Index (25%). The Goldman Sachs Commodities Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. Indices are calculated using closing market prices and convert to US dollars using the London close foreign exchange rates. All of these indices assumes reinvestment of all distributions and do not reflect the expenses of managing a fund. It is not possible to invest directly in an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Total Returns as of 12/31/05
DWS Commodity Securities Fund	6-Month*	Life of Fund*
Class S	12.37%	16.64%
Goldman Sachs Commodity Index+	7.76%	10.71%
MSCI World Energy Index+	10.07%	10.95%
MSCI World Materials Index+	23.26%	11.50%
Blended Index+	12.53%	12.42%

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on February 14, 2005. Index returns begin February 28, 2005.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 12/31/05	$ 11.53
6/30/05	$ 10.37
Distribution Information: Six Months: Income Dividends as of 12/31/05	$ .04
Capital gains as of 12/31/05	$ .096
Growth of an Assumed $10,000 Investment
[] DWS Commodity Securities Fund — Class S [] Goldman Sachs Commodity Index+ [] MSCI World Energy Index+ [] MSCI World Materials Index+ [] Blended Index+

Comparative Results as of 12/31/05
DWS Commodity Securities Fund		Life of Fund*
Class S	Growth of $10,000	$11,664
	Total return	16.64%
Goldman Sachs Commodity Index+	Growth of $10,000	$11,071
	Total return	10.71%
MSCI World Energy Index+	Growth of $10,000	$11,095
	Total return	10.95%
MSCI World Materials Index+	Growth of $10,000	$11,150
	Total return	11.50%
Blended Index+	Growth of $10,000	$11,242
	Total return	12.42%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 14, 2005. Index returns begin February 28, 2005. Returns are not annualized.

+ The Blended Index consists of the returns for the Goldman Sachs Commodity Index (50%), MSCI World Energy Index (25%), and the MSCI World Materials Index (25%). The Goldman Sachs Commodities Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. Indices are calculated using closing market prices and convert to US dollars using the London close foreign exchange rates. All of these indices assumes reinvestment of all distributions and do not reflect the expenses of managing a fund. It is not possible to invest directly in an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the period ended December 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,122.20	$ 1,118.50	$ 1,118.50	$ 1,123.70	$ 1,123.70
Expenses Paid per $1,000*	$ 8.08	$ 12.07	$ 12.07	$ 7.28	$ 6.74
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,017.59	$ 1,013.81	$ 1,013.81	$ 1,018.35	$ 1,018.85
Expenses Paid per $1,000*	$ 7.68	$ 11.47	$ 11.47	$ 6.92	$ 6.41

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Commodity Securities Fund	1.51%	2.26%	2.26%	1.36%	1.26%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Theresa Gusman, Terence Brennan and Jeffrey Saeger discuss recent market events as well as the performance and positioning of the portfolio during the semiannual period ended December 31, 2005.

Q: What was the nature of the market environment during the reporting period and how did the fund perform?

A: The second half of 2005 was an exceptionally strong period for commodities. As most investors are aware, the headline story was the sharp rise in the price of oil. After opening the year near $45 and moving to $60 by midyear, oil prices climbed higher still in the aftermath of the Gulf Coast hurricanes. In a market in which supply was already tight, the hurricanes removed about 16% of the daily domestic production capacity for oil and natural gas, as well as about a quarter of US refining capacity. The result was a spike in the oil price to more than $70 a barrel, a move in natural gas from approximately $7-$8 per million cubic feet to $15 and, of course, surging prices for refined products such as gas and heating oil. These markets ultimately settled down in the fourth quarter, but energy stocks nonetheless finished the six-month period with excellent returns. The rally was not limited to energy, however; continued strength in the global economy and a favorable environment for equities in general boosted stock prices in all of the areas in which the fund is invested, including metals, chemicals and construction materials.

With this as a backdrop, the Class A shares of the fund produced a total return of 12.22%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for complete performance information.) In comparison, the fund's benchmark — comprising 50% Goldman Sachs Commodities Index (GSCI), 25% MSCI World Energy Index and 25% MSCI World Materials Index — returned 12.53% for the same period.1

1 The Goldman Sachs Commodities Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.

The MSCI World Energy Index measures the performance of energy equities in developed markets around the world.

The MSCI World Materials Index measures the performance of materials equities in developed markets around the world.

MSCI indices are calculated using closing local market prices and converted to US dollars using the London close foreign exchange rates.

All of these indices assume reinvestment of all distributions and do not reflect the expenses of managing a mutual fund. It is not possible to invest directly into an index.

We believe the fund's strong recent performance helps illustrate the potential benefits of our investment process. The fund can invest in both the commodities markets directly — through the use of GSCI-linked notes as well as derivative instruments such as futures and options — and in the stocks of companies that find, develop or produce commodities. Within this framework, we seek to enhance returns by actively positioning the portfolio toward or away from particular commodities based on their current valuation and expected market cycle. This approach provides us with an extraordinary level of flexibility compared with a passive, index-driven strategy. Additionally, we are able to take advantage of opportunities in areas in which index funds may not necessarily be able to achieve as much exposure. We believe that in such a diverse, fast-moving market, active management is essential.

Q: Energy makes up the largest weighting within the portfolio. How were you positioned there and what impact did that have on performance?

A: Performance benefited from the fund's holdings in energy stocks as well as its weighting in GSCI commodities linked/structured notes, which have a large exposure to oil prices. Viewing the fourth-quarter rally as an opportunity to sell into the market's extraordinary strength, we elected to sell futures against our notes position and reduce the portfolio's weighting in exploration and large integrated oil stocks. The fund is now underweight in these areas, but we maintain an overweight in both refining and services stocks.2 We believe the record free cash flow levels of the large oil companies will result in increased spending, and this will directly benefit rig operators and companies that provide services. ENSCO International, Inc., Schlumberger Ltd., Halliburton Co. and Cooper Cameron Corp. are all stocks we continue to favor. In the case of the refiners, we believe that the continued shortage of capacity will benefit companies such as Valero Energy Corp., Tesoro Corp. and Sunoco, Inc.

2 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: You have been adding to the fund's position in gold stocks. How did that affect performance?

A: The third-quarter spike in crude created a secondary opportunity in gold stocks. Gold and oil tend to have a high correlation, largely because rising energy prices are often a harbinger of inflation. Since 1971, gold has traded at a price that ranged between 10 and 22 times that of oil. However, at the October peak in crude prices, that number was exceptionally low: approximately 8 times (please see accompanying chart). In our view, this increased the likelihood of a "reversion to the mean" via an increase in the price of gold. We added to the fund's positions both in the commodity itself — by adding to our weighting in streetTRACKS Gold Trust, the exchange-traded fund that tracks the price of bullion — and through additions to portfolio holdings in Newmont Mining Corp. and Barrick Gold Corp. This decision paid off when the gold price moved from just under $460/ounce at the beginning of November to about $530/ounce at year-end.

Price ratio: 1 ounce of gold versus barrels of oils as of 12/31/05

This chart depicts how many barrels of oil could have been purchased with one ounce of gold through the past 35 years.

Source: Deutsche Bank

Q: What were some other factors affecting performance?

A: Our positioning in pulp and paper stocks was additive to the fund's return. The portfolio was underweight in this sector, which reflects our belief that the industry does not have the same capacity constraints and/or supply discipline that characterize other areas of the market. This underweight paid off, given that paper stocks underperformed during the period. One of the stocks the fund did own was Georgia-Pacific Group. We held the stock on the belief that there was a gap between its market price and its intrinsic value. This gap closed quickly when rival Koch Industries, in a takeover attempt, bid the stock up nearly 50%, at which point we elected to sell Georgia-Pacific for a respectable gain.

On the negative side of the ledger, the fund's positions in chemicals stocks resulted in underperformance. Petroleum-based products are a significant input for chemical companies, so rising energy prices raised fears of shrinking profit margins and weak fourth-quarter earnings. We believe this problem is more a matter of investor perception than reality, however. Chemical companies have demonstrated the ability to raise the prices of their finished products in line with the price of natural gas, and we believe this pricing power will allow the chemicals producers to deliver better results than investors are expecting. We therefore maintained the fund's positions through the downturn and took advantage of lower prices to add to select names. By the end of the reporting period, the sector's performance had indeed begun to improve due to the falling prices of oil and natural gas.

Monsanto Co., which we have discussed in past shareholder reports, continued to deliver excellent performance, with a gain of more than 24% for the semiannual period. In terms of the portfolio's stock assets, the fund holds a weighting of 4.1% in Monsanto Co., well above the benchmark weight, and this has provided a meaningful boost to performance. The company, which traditionally has carried the lower price-to-earnings multiple typical of a chemical company, is gradually moving to a valuation level more appropriate for a biotechnology stock. This reflects the growing importance of this element of Monsanto's business mix. Despite the run-up in the company's stock price in 2005, we believe the stock is still reasonably valued in relation to the company's earnings potential and substantial free cash flow.

Q: What are some other notable elements of the fund's positioning?

A: Our ability to invest in commodities stocks — rather than investing solely in the commodities-linked derivatives, as is the case with index funds — means that we can gain exposure to areas outside of the traditional commodity benchmarks. Four such sectors are iron ore, engineering and construction, mining equipment and coal. We will discuss each in turn:

Iron ore: We have been overweight in this sector since the fund was launched, and we remain so via positions in Companhia Vale do Rio Doce, BHP Billiton PLC and Rio Tinto PLC. These are the three dominant producers in the industry and, as such, they were well-positioned to benefit from rising iron ore prices in 2005. We expect prices will remain strong in 2006, keeping the companies' cash flow stories intact. In an environment where growth in China and other emerging markets is keeping demand high, we are confident in the prospects for these companies, which, as oligopolies, are able to exercise firm control over supply.

Engineering and construction: Our positions in this area largely represent a play on spending by the major energy companies as petrodollars are reinvested into new projects. For instance, we hold Chicago Bridge & Iron Co., N.V. — which makes pipelines and liquid natural gas facilities — as a play on the capital equipment cycle in energy. A non-energy-related holding in the construction area is Rinker Group Ltd., an Australian-domiciled company that sells aggregates and other materials. We believe the stock, which in our view trades below its fair value due to a lack of significant analyst coverage, is likely to benefit from the rebuilding effort in the Gulf.

Mining equipment: Here, we hold Joy Global, Inc., a maker of mining equipment. The company's products have been selling well due to the rising demand for coal, and we believe this cycle can continue given that much of the equipment currently in use is in need of replacement. The fund holds 1.8% of its stock assets in Joy Global, compared with a zero weighting in the benchmark. We also held Usiras International earlier in the year, but we elected to take profits after the stock ran up sharply.

Coal: Demand for coal has risen as electric utilities seek less expensive alternatives to natural gas. Peabody Energy Corp., the largest coal producer in North America, has used its scale advantages to capitalize on this improving environment. The company has consistently beaten expectations, which we believe is a testament to the quality of its management team. The portfolio holds 2.0% of its stock assets in Peabody Energy, which racked up a strong gain during the six-month period.

Q: Do you have any final thoughts for shareholders?

A: We continue to believe that the persistent imbalance of supply and demand in many commodity markets indicates that we are still in the early stages of a long cycle of higher commodity prices. Continued growth in China and other emerging markets, as well as the United States, should provide support on the demand side. Additionally, Europe and Japan — which are both showing signs of improving growth — could be a source of new demand on the margin. Meanwhile, capacity remains constrained not just due to supply bottlenecks but also because new discoveries are fewer and the quality of the materials being mined is declining.

These trends have been reflected in the strong performance of commodities prices and commodity-related companies over the past six months. However, even within the context of a long bull market, gains are likely to be harder to come by in the months ahead. In addition, it is likely that we will see a higher dispersion of returns among the various sectors in which we invest. With this as a backdrop, we believe flexibility — rather than an index-based strategy — will be necessary to take advantage of opportunities as they arise. We expect that our multifaceted, actively managed approach will prove well suited to the market environment we see unfolding in the months and years ahead.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Recent Development

On December 16, 2005, the Internal Revenue Service issued a Revenue Ruling that would cause certain income from commodity swaps not to be considered qualifying income after June 30, 2006. As a result, the income the fund derives from commodity swaps after June 30, 2006 must be limited to a maximum of 10 percent of its gross income. The fund has not invested in commodity swaps in the past and the manager has determined that the fund will not invest in commodity swaps in the future. The Revenue Ruling did not make any definitive determination with respect to the income from the commodity-linked structured notes or anticipatory hedging transactions involving futures in which the fund invests, although the Internal Revenue Service may in the future provide guidance on investments. Generally, if such investments are not treated as generating qualifying income the fund will fail to qualify as a regulated investment company ("RIC") under the Internal Revenue Code unless it changes the proportions in which it makes its investments. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its ordinary income and capital gains at regular corporate rates (without a deduction for distributions for shareholders) which will reduce net asset value per share. When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits.

Portfolio Summary

Asset Allocation	12/31/05	6/30/05

Commodities Linked/Structured Notes and Cash Equivalents*	50%	50%
Common Stocks	47%	50%
Investment Funds	2%	—
Preferred Stocks	1%	—
	100%	100%

* Includes cash collateral held in connection with commodities linked/structured notes.

Geographical Diversification (As a % of Common Stocks)	12/31/05	6/30/05

United States	57%	54%
United Kingdom	15%	18%
Canada	6%	8%
France	6%	4%
Netherlands	3%	—
Australia	3%	1%
Brazil	2%	2%
Luxembourg	2%	1%
South Africa	1%	—
Korea	1%	—
Norway	1%	—
Finland	1%	1%
Taiwan	1%	1%
China	1%	2%
Japan	—	4%
Germany	—	3%
Russia	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/05	6/30/05

Energy	52%	56%
Materials	44%	42%
Industrials	4%	2%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2005 (18.1% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	3.3%
2. BHP Billiton PLC Explorer, producer and marketer of aluminum and other metal products	2.3%
3. Dow Chemical Co. Producer of chemicals	2.0%
4. Monsanto Co. Provider of agricultural products	1.9%
5. Rio Tinto PLC Operator of a mining, manufacturing and development company	1.8%
6. Total SA Producer of oil and natural gas	1.6%
7. BP PLC Exporter and producer of oil and natural gas	1.5%
8. Schlumberger Ltd. Provider of technology services to the petroleum industry	1.3%
9. Anglo American Capital PLC Producer of mining and natural resources products	1.2%
10. Newmont Mining Corp. Explorer and miner of gold	1.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2005

	Shares	Value ($)

Common Stocks 46.3%
Australia 1.4%
Orica Ltd.	35,691	533,770
Rinker Group Ltd.	78,100	941,847
Rio Tinto Ltd.	6,558	331,729
(Cost $1,671,648)		1,807,346
Brazil 0.8%
Companhia Vale do Rio Doce (ADR) (Cost $844,879)	24,900	1,024,386
Canada 2.6%
Barrick Gold Corp.	20,400	568,768
NOVA Chemicals Corp.	17,600	587,600
Suncor Energy, Inc.	16,200	1,021,793
Talisman Energy, Inc.	22,800	1,208,207
(Cost $3,036,220)		3,386,368
China 0.3%
China Petroleum & Chemical Corp. "H" (Cost $369,203)	902,000	444,971
Finland 0.4%
Neste Oil Oyj* (Cost $564,432)	19,100	539,986
France 2.7%
Compagnie de Saint-Gobain	8,663	515,370
Lafarge SA	9,630	866,473
Total SA	8,146	2,046,467
(Cost $3,450,846)		3,428,310
Korea 0.6%
POSCO	1,470	292,046
S-Oil Corp.	7,300	508,046
(Cost $845,111)		800,092
Luxembourg 0.8%
Arcelor (Cost $908,651)	40,505	1,004,634
Netherlands 1.6%
Chicago Bridge & Iron Co., NV (New York Shares)	27,200	685,712
Royal Dutch Shell PLC "A" (a)	42,624	1,300,925
Royal Dutch Shell PLC "A" (a)	1,000	30,470
Royal Dutch Shell PLC "B"	84	2,685
(Cost $2,165,699)		2,019,792
Norway 0.6%
Statoil ASA (ADR) (Cost $741,449)	33,400	766,864
South Africa 0.6%
Sappi Ltd.	48,900	560,370
Sappi Ltd. (ADR)	22,400	253,792
(Cost $787,339)		814,162
Taiwan 0.4%
Formosa Chemicals & Fibre Corp. (Cost $489,481)	283,800	458,209
United Kingdom 6.9%
Anglo American Capital PLC	47,005	1,600,460
BHP Billiton PLC	180,857	2,954,509
BP PLC	183,577	1,955,081
Rio Tinto PLC	50,902	2,325,168
(Cost $7,447,651)		8,835,218
United States 26.6%
Air Products & Chemicals, Inc.	14,300	846,417
Amerada Hess Corp.	7,000	887,740
Apache Corp.	15,700	1,075,764
Chevron Corp.	19,300	1,095,661
Cooper Cameron Corp.*	18,900	782,460
Dow Chemical Co.	57,100	2,502,122
ENSCO International, Inc.	24,100	1,068,835
ExxonMobil Corp.	75,400	4,235,218
Frontier Oil Corp.	12,900	484,137
GlobalSantaFe Corp.	25,200	1,213,380
Halliburton Co.	18,600	1,152,456
Holly Corp.	13,100	771,197
Joy Global, Inc.	26,450	1,058,000
Lyondell Chemical Co.	47,820	1,139,072
Monsanto Co.	31,800	2,465,454
Newmont Mining Corp.	28,500	1,521,900
Occidental Petroleum Corp.	12,900	1,030,452
Overseas Shipholding Group, Inc.	14,400	725,616
Packaging Corp. of America	30,700	704,565
Peabody Energy Corp.	14,500	1,195,090
PPG Industries, Inc.	18,200	1,053,780
Schlumberger Ltd.	17,600	1,709,840
Sunoco, Inc.	8,000	627,040
Temple-Inland, Inc.	19,800	888,030
Tesoro Corp.	6,000	369,300
Ultra Petroleum Corp.*	13,100	730,980
Valero Energy Corp.	20,000	1,032,000
Weatherford International Ltd.*	21,600	781,920
Weyerhaeuser Co.	13,000	862,420
(Cost $30,814,232)		34,010,846
Total Common Stocks (Cost $54,136,841)		59,341,184
Preferred Stocks 0.6%
Brazil
Usinas Siderurgicas de Minas Gerais SA "A" (Cost $563,775)	31,300	744,250

Investment Funds 1.8%
streetTRACKS Gold Trust* (Cost $2,049,169)	43,700	2,254,046
	Principal Amount ($)	Value ($)

US Treasury Obligations 11.3%
United States
US Treasury Bills:
3.75%**, 1/19/2006 (b)	271,000	270,492
3.791%**, 1/19/2006 (b)	600,000	598,863
US Treasury Note:
1.5%, 3/31/2006 (c)	8,235,000	8,183,210
2.5%, 5/31/2006 (c)	5,500,000	5,459,608
Total US Treasury Obligations (Cost $14,395,024)		14,512,173

Commodities Linked/Structured Notes 14.7%
AIG-FP Structured Finance Ltd., GSCI Note Leverage Factor 3X, 144A:
3.2%, 5/21/2006 (d)	500,000	754,975
3.41%, 3/8/2006 (d)	500,000	584,970
3.51%, 6/1/2006 (d)	1,500,000	1,748,460
3.75%, 6/1/2006 (d)	1,800,000	2,026,386
3.9%, 9/14/2006 (d)	2,330,000	2,446,150
4.3%, 12/28/2006 (d)	1,200,000	776,304
4.66%, 12/28/2006 (d)	878,000	864,848
Cargill GSCI Note Leverage Factor 3X, 144A:
3.37%, 3/7/2006 (d)	500,000	631,536
3.474%, 3/31/2006 (d)	750,000	860,591
3.664%, 7/6/2006 (d)	1,000,000	1,412,731
3.59%, 7/6/2006 (d)	1,439,005	2,162,295
3.618%, 9/14/2006 (d)	800,000	953,690
4.0%, 12/28/2006 (d)	1,300,000	1,082,644
4.447%, 12/28/2006 (d)	1,100,000	935,796
4.65%, 12/11/2006 (d)	1,600,000	1,585,542
Total Commodities Linked/Structured Notes (Cost $17,197,004)		18,826,918
	Contracts	Value ($)

Options Purchased 0.2%
Oil Service Holders Trust, Expiring 4/22/2006, Strike Price $130 (Cost $178,269)	273	234,780
	Shares	Value ($)

Cash Equivalents 23.8%
Cash Management QP Trust, 4.26% (c) (e) (Cost $30,502,838)	30,502,838	30,502,838
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $119,022,920)+	98.7	126,416,189
Other Assets and Liabilities, Net	1.3	1,697,671
Net Assets	100.0	128,113,860

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $119,112,529. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $7,303,660. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,196,934 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,893,274.

(a) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(b) At December 31, 2005, this security, in part or in whole, has been segregated to cover initial margin requirements for open futures contracts.

(c) All or a portion of this security represents collateral held in connection with structured notes.

(d) Security is linked to the Goldman Sachs Commodity Index (GSCI). The index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GSCI: Goldman Sachs Commodity Index

At December 31, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
Goldman Sachs Commodity Index	1/18/2006	82	9,053,750	8,852,922	(200,828)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $88,520,082)	$ 95,913,351
Investment in Cash Management QP Trust, at value (cost $30,502,838)	30,502,838
Total investments in securities, at value (cost $119,022,920)	126,416,189
Cash	82,252
Foreign currency, at value (cost $16,128)	16,241
Receivable for Fund shares sold	2,093,997
Dividends receivable	102,213
Interest receivable	142,841
Foreign taxes recoverable	5,667
Receivable for daily variation margin on open futures contracts	89,175
Due from Advisor	167,276
Deferred offering expenses	9,710
Other assets	32,812
Total assets	129,158,373
Liabilities
Payable for investments purchased	566,274
Payable for Fund shares redeemed	339,958
Other accrued expenses and payables	138,281
Total liabilities	1,044,513
Net assets, at value	$ 128,113,860
Net Assets
Net assets consist of: Undistributed net investment income	82,342
Net unrealized appreciation (depreciation) on: Investments	7,393,269
Futures	(200,828)
Foreign currency related transactions	160
Accumulated net realized gain (loss)	(68,617)
Paid-in capital	120,907,534
Net assets, at value	$ 128,113,860

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($80,668,000 ÷ 6,996,191 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.53
Maximum offering price per share (100 ÷ 94.25 of $11.53)	$ 12.23

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($10,504,256 ÷ 915,352 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.48

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($23,512,952 ÷ 2,049,073 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.47
Class S Net Asset Value, offering and redemption price(a) per share ($4,583,431 ÷ 397,632 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.53
Institutional Class Net Asset Value, offering and redemption price(a) per share ($8,845,221 ÷ 767,918 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.52

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $25,268)	$ 489,767
Interest	138,004
Interest — Cash Management QP Trust	346,830
Total Income	974,601
Expenses: Management fee	473,817
Services to shareholders	3,660
Custodian fees	140,080
Distribution and service fees	205,428
Auditing	62,528
Legal	4,455
Trustees' fees and expenses	2,694
Reports to shareholders	17,664
Registration fees	21,457
Offering expenses	105,356
Administrative fee	191,189
Other	8,305
Total expenses before expense reductions	1,236,633
Expense reductions	(401,744)
Total expenses after expense reductions	834,889
Net investment income	139,712
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,356,850
Futures	519,051
Written options	(31,351)
Foreign currency related transactions	(26,159)
1,818,391
Net unrealized appreciation (depreciation) during the period on: Investments	6,985,121
Futures	(165,504)
Written options	12,614
Foreign currency related transactions	864
6,833,095
Net gain (loss) on investment transactions	8,651,486
Net increase (decrease) in net assets resulting from operations	$ 8,791,198

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	For the Six Months Ended December 31, 2005	For the Period Ended June 30, 2005*
Operations: Net investment income	$ 139,712	$ 57,762
Net realized gain (loss) on investment transactions	1,818,391	(871,450)
Net unrealized appreciation (depreciation) during the period on investment transactions	6,833,095	359,506
Net increase (decrease) in net assets resulting from operations	8,791,198	(454,182)
Distributions to shareholders from: Net investment income: Class A	(147,090)	—
Class S	(14,076)	—
Institutional Class	(36,945)	—
Net realized gains: Class A	(641,847)	—
Class B	(85,595)	—
Class C	(188,158)	—
Class S	(36,130)	—
Institutional Class	(74,354)	—
Fund share transactions: Proceeds from shares sold	71,073,401	72,683,624
Reinvestment of distributions	1,075,137	—
Cost of shares redeemed	(14,052,598)	(9,837,271)
Redemption fees	31,360	27,386
Net increase (decrease) in net assets from Fund share transactions	58,127,300	62,873,739
Increase (decrease) in net assets	65,694,303	62,419,557
Net assets at beginning of period	62,419,557	—
Net assets at end of period (including undistributed net investment income of $82,342 and $140,741, respectively)	$ 128,113,860	$ 62,419,557

* For the period from February 14, 2005 (commencement of operations) to June 30, 2005.

Financial Highlights

Class A	2005[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.02	.02
Net realized and unrealized gain (loss) on investment transactions	1.26	.35[d]
Total from investment operations	1.28	.37
Less distributions from: Net investment income	(.02)	—
Net realized gain on investment transactions	(.10)	—
Total distributions	(.12)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 11.53	$ 10.37
Total Return (%)[e,f]	12.22**	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	81	44
Ratio of expenses before expense reductions (%)	2.33*	3.90*
Ratio of expenses after expense reductions (%)	1.51*	1.50*
Ratio of net investment income (%)	.44*	.57*
Portfolio turnover rate (%)	76*	36*

[a] For the six months ended December 31, 2005.

[b] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.

[c] Based on average shares outstanding during the period.

[d] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[e] Total return does not reflect the effect of any sales charge.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B	2005[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.34	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.26	.35[d]
Total from investment operations	1.24	.34
Less distributions from: Net realized gain on investment transactions	(.10)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 11.48	$ 10.34
Total Return (%)[e,f]	11.85**	3.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	4
Ratio of expenses before expense reductions (%)	3.08*	4.64*
Ratio of expenses after expense reductions (%)	2.26*	2.25*
Ratio of net investment income (%)	(.31)*	(.18)*
Portfolio turnover rate (%)	76*	36*

[a] For the six months ended December 31, 2005.

[b] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.

[c] Based on average shares outstanding during the period.

[d] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[e] Total return does not reflect the effect of any sales charge.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C	2005[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.34	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.25	.35[d]
Total from investment operations	1.23	.34
Less distributions from: Net realized gain on investment transactions	(.10)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 11.47	$ 10.34
Total Return (%)[e,f]	11.85**	3.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	12
Ratio of expenses before expense reductions (%)	3.08*	4.65*
Ratio of expenses after expense reductions (%)	2.26*	2.25*
Ratio of net investment income (%)	(.31)*	(.18)*
Portfolio turnover rate (%)	76*	36*

[a] For the six months ended December 31, 2005.

[b] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.

[c] Based on average shares outstanding during the period.

[d] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[e] Total return does not reflect the effect of any sales charge.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	2005[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.03	.03
Net realized and unrealized gain (loss) on investment transactions	1.27	.34[d]
Total from investment operations	1.30	.37
Less distributions from: Net investment income	(.04)	—
Net realized gain on investment transactions	(.10)	—
Total distributions	(.14)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 11.53	$ 10.37
Total Return (%)[e]	12.37**	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	2
Ratio of expenses before expense reductions (%)	2.18*	3.69*
Ratio of expenses after expense reductions (%)	1.36*	1.35*
Ratio of net investment income (%)	.59*	.72*
Portfolio turnover rate (%)	76*	36*

[a] For the six months ended December 31, 2005.

[b] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.

[c] Based on average shares outstanding during the period.

[d] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class	2005[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.04	.03
Net realized and unrealized gain (loss) on investment transactions	1.26	.34[d]
Total from investment operations	1.30	.37
Less distributions from: Net investment income	(.05)	—
Net realized gain on investment transactions	(.10)	—
Total distributions	(.15)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 11.52	$ 10.37
Total Return (%)[e]	12.37**	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9.4
Ratio of expenses before expense reductions (%)	1.83*	3.28*
Ratio of expenses after expense reductions (%)	1.26*	1.25*
Ratio of net investment income (%)	.69*	.82*
Portfolio turnover rate (%)	76*	36*

[a] For the six months ended December 31, 2005.

[b] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.

[c] Based on average shares outstanding during the period.

[d] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Commodity Securities Fund (the ``Fund'') is a non-diversified series of DWS Institutional Funds (``the Trust") which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts Business Trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information for further information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrator fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Structured notes (i.e. commodities-linked or index-linked notes) are valued by the counterparties as approved by the Trustees. The counterparties may use various pricing techniques which take into account appropriate factors such as related underlying indices, commodities' prices, liquidity, quality, maturity and other economic variables.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Commodities Linked/Structured Notes. The Fund invests in structured notes whose value is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The structured notes are often leveraged, increasing the volatility of each notes' value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. Net payments are recorded as net realized gains/losses. These notes are subject to prepayment, credit and interest rate risks. The Fund has the price risk of the underlying value of the linked financial element at a leverage factor of three times. The Fund has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Fund records a realized gain or loss. At December 31, 2005, the value of these securities comprised 14.7% of the Fund's net assets and resulted in unrealized appreciation of $1,629,914. Please see the Recent Developments on page 19 for a discussion of a recent Internal Revenue Service revenue ruling.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Offering Costs. Offering costs of the Fund were paid in connection with the offering of shares and are being amortized over one year.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended December 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $63,242,887 and $29,913,559, respectively.

For the six months ended December 31, 2005, transactions for written options were as follows:

	Contract Amounts	Premium
Beginning of period	251	$ 42,721
Closed	(134)	(33,261)
Exercised	(36)	(3,546)
Expired	(81)	(5,914)
End of period	—	$ —

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Management, Inc. ("DeIM" or the "Advisor") is the Advisor for the Fund and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator of the Fund, both indirect, wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Advisory Agreement.

The investment advisory fee was computed and accrued daily and payable monthly at the following rates:

First $500 million of the Fund's average daily net assets	.95%
Next $500 million of such net assets	.90%
Over $1 billion of such net assets in excess of	.85%

For the period February 14, 2005 (commencement of operations) through October 31, 2006, the Advisor and Administrator have agreed to waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) as follows:

Class A	1.50%
Class B	2.25%
Class C	2.25%
Class S	1.35%
Institutional Class	1.25%

Accordingly, for the six months ended December 31, 2005, the Advisor waived $213,056 of management fees, which was equivalent to an annualized effective rate of 0.52% of the Fund's average daily net assets.

Administrator. For its services as Administrator, ICCC receives a service fee (the "Administrator Service Fee") of 0.40% of average daily net assets for Class A, B and C shares, 0.50% of average daily net assets for Class S shares and 0.15% of average daily net assets for Institutional Class shares, computed and accrued daily and payable monthly. For the six months ended December 31, 2005, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived
Class A	$ 124,269	$ 124,269
Class B	14,940	14,564
Class C	36,164	36,164
Class S	9,668	7,543
Institutional Class	6,148	6,148
	$ 191,189	$ 188,688

Distribution Service Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended December 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2005
Class A	$ 77,668	$ 22,400
Class B	28,013	6,277
Class C	67,807	13,926
	$ 173,488	$ 42,603

In addition, DWS-SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended December 31, 2005, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at December 31, 2005
Class B	$ 9,338	$ 9,000
Class C	22,602	24,659
	$ 31,940	$ 33,659

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended December 31, 2005, aggregated $72,970.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended December 31, 2005, the CDSC for the Fund's Class B and C shares was $6,419 and $9,837, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended December 31, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $12,440, of which $6,480 is unpaid at December 31, 2005.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receives additional compensation for his/her services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

E. Investing in Securities and Derivatives Linked to the Commodities Market

The Fund will invest primarily in equity securities issued by companies in commodities-related industries and commodities-linked securities related to such companies. Because of this, it is subject to the risks associated with its concentration in securities of issuers in commodities-related industries. The stocks of companies in commodities-related industries may underperform the stock market as a whole. The stock prices of companies in commodities-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodities-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodities-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.

The Fund also invests in commodities-linked structured notes. Commodities-linked structured notes provide exposure to the investment returns of "real assets" (i.e., assets that have tangible properties) that trade in commodities markets without investing directly in physical commodities. The commodities-linked structured notes and futures contracts in which the Fund invests are hybrid instruments that have substantial risks, including risk of loss of a significant portion of their principal value. Because the performance of these notes is linked to the performance of the underlying commodity prices, these investments are subject to market risks that relate to the movement of prices in the commodities markets. In addition to commodity-related risks and the risks of investing in derivatives, these notes are subject to risks, such as credit risk, stock market risk and interest rate transaction risks, that in general affect the values of debt securities. They may be subject to additional special risks that do not affect traditional equity and debt securities, and those risks may be greater than or in addition to the risks of derivatives in general.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	For the Six Months Ended December 31, 2005		For the Period Ended June 30, 2005*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,517,471	$ 40,614,804	4,672,011	$ 48,521,706
Class B	553,987	6,367,787	474,847	4,899,508
Class C	1,048,514	12,068,444	1,242,957	12,898,075
Class S	284,179	3,288,162	518,446	5,410,033
Institutional Class	817,281	8,734,204	94,208	954,302
		$ 71,073,401		$ 72,683,624
Shares issued to shareholders in reinvestment of distributions
Class A	58,561	$ 673,453	—	$ —
Class B	6,621	75,804	—	—
Class C	15,056	172,393	—	—
Class S	4,256	48,944	—	—
Institutional Class	9,099	104,543	—	—
		$ 1,075,137		$
Shares redeemed
Class A	(776,997)	$ (8,966,478)	(474,855)	$ (4,781,678)
Class B	(51,442)	(588,124)	(68,661)	(696,272)
Class C	(164,400)	(1,884,435)	(93,054)	(946,850)
Class S	(129,074)	(1,502,074)	280,175)	(2,804,076)
Institutional Class	(92,600)	(1,111,487)	(60,070)	(608,395)
		$ (14,052,598)		$ (9,837,271)
Redemption fees		$ 31,360		$ 27,386
Net increase (decrease)
Class A	2,799,035	$ 32,332,344	4,197,156	$ 43,758,679
Class B	509,166	5,855,919	406,186	4,205,104
Class C	899,170	10,361,423	1,149,903	11,956,195
Class S	159,361	1,850,354	238,271	2,607,230
Institutional Class	733,780	7,727,260	34,138	346,531
		$ 58,127,300		$ 62,873,739

* For the period from February 14, 2005 (commencement of operations) to June 30, 2005.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

H. Payments made by Affiliates

During the six months ended December 31, 2005, the Advisor fully reimbursed the DWS Commodity Securities Fund $262 for losses incurred on a trade executed incorrectly.

I. Subsequent Event

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and Scudder funds were renamed DWS funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS Commodity Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Commodity Securities Fund (the "Fund"), formerly Scudder Commodity Securities Fund, at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 27, 2006	PricewaterhouseCoopers LLP

Investment Management Agreement Approval

The Board of Trustees of the DWS Institutional Funds approved the current investment management agreement with Deutsche Investment Management Americas Inc. (the "Advisor") for investment advisory services for the DWS Commodities Securities Fund (the "Fund") in September 2005. In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all but one of the Fund's Trustees are independent of the Advisor and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

Because the Fund began operations on February 14, 2005, the Advisor has managed the Fund for only a short period of time. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus only on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of the Advisor's personnel and back-office operations, fund valuations, and compliance policies and procedures. The Trustees noted that the Advisor has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars", even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Trustees considered factors that it believes relevant to the interests of shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the Fund commenced operations on February 14, 2005 and, therefore, no applicable Lipper universe fee rate information was available. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Fund represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund, and the performance of the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints and concluded that the fee schedule is appropriate with current asset levels.

The total operating expense of the Fund relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the Fund commenced operations on February 14, 2005 and, therefore, no applicable Lipper universe total expense information was available. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Fund's total operating expenses would be competitive.

The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one- and three-month periods ended June 30, 2005, the Fund's performance was in the 1st quartile and 3rd quartile of the applicable Lipper universe. The Board also observed that the Fund underperformed its benchmark in the three-month period. The Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by the Advisor. The Board considered extensive information regarding the Advisor, including the Advisor's personnel, particularly those personnel with responsibilities for providing services to the Fund, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by the Advisor have benefited, and should continue to benefit, the Fund and its shareholders.

The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Fund and, separately, to the entire DWS fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor's costs and profits, the Board also reviewed the fees paid to, and services provided to the Fund by the Advisor and its affiliates. As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor's overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of the Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund including the Advisor's soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Fund's trading activities to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

The Advisor's commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor's chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to the Advisor's chief compliance officer, and (iii) the substantial commitment of resources by the Advisor to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders as long as they remained in existence and while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund's shareholders.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of the agreement was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SKNRX	SKBRX	SKCRX	SKIRX
CUSIP Number	23339C 503	23339C 602	23339C 701	23339C 404
Fund Number	485	685	785	817
For shareholders of Class Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SKSRX
CUSIP Number	23339C 800
Fund Number	85

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Commodity Securities Fund, a series of DWS Institutional Funds

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Commodity Securities Fund, a series of DWS Institutional Funds

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 2, 2006